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                                                                    EXHIBIT 10.6

                             TERMINATION AGREEMENT


       THIS TERMINATION AGREEMENT (this "Agreement"), made as of this ____ day of ________________, 1997, but effective as of December 31, 1996, is by and between FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (the "Investment Manager"), THE FIRSTCITY LIQUIDATING TRUST, a trust organized under the laws of Texas (the "Trust") and the Trust-Owned Affiliates signatory hereto.

                              W I T N E S S E T H

       WHEREAS, the parties have previously executed an Investment Management Agreement dated as of July 3, 1995 (the "Investment Management Agreement"); and

       WHEREAS, the parties desire to terminate the Investment Management Agreement on the terms and conditions set forth below;

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Investment Manager, the Trust and the Trust-Owned Affiliates hereby covenant and agree as follows:

       1. TERMINATION. The Investment Management Agreement is hereby terminated effective as of December 31, 1997; provided, however, Sections 1.8, 1.9, 1.11, 2.2, 2.3, 2.7, and 3.17 shall survive the termination of the Investment Management Agreement, and such termination shall not affect any directors' and officers' fidelity bonds or any claims made thereunder. All of the rights, obligations and liabilities of the Investment Manager, the Trust and the Trust- Owned Affiliates under the Investment Management Agreement hereby terminate as of December 31, 1996, except those obligations and duties of the Investment Manager, the Trust and the Trust-Owned Affiliates, which shall survive termination of the Investment Management Agreement. All rights and obligations of





TERMINATION AGREEMENT - PAGE 1
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the Investment Manager in the Custodial Agreement and the Tier 3 Custodial
Agreement, a part of the $100,000,000 Line of Credit Loan from Fleet National Bank and NationsBank of Texas, N.A. to FCLT Loans, L.P., hereby terminate as of March 31, 1997.

       2. POST TERMINATION SERVICES. Notwithstanding anything to the contrary herein, Investment Manager shall continue to provide the following services following the termination of the Investment Management Agreement:

               (a) coordinate the timely delivery of the quarterly lock-box report prepared by the Lock-Box Agent for the quarter ended March 31, 1997;

               (b) furnish to the Trust and the Trust-Owned Affiliates, a report in reasonable detail summarizing the status of collection efforts for the Non-cash Trust-Owned Affiliate Assets as of March 31, 1997, which report shall contain a forecast of projected collections with respect to such Non-cash Trust-Owned Affiliate Assets;

               (c) provide to the Trust and the Trust-Owned Affiliates, in such form and detail as the Trust and the Trust-Owned Affiliates may reasonably request, lists of all Trust-Owned Affiliate Assets and any REO Properties, specifying the location of such assets and the records pertaining thereto as of March 31, 1997; and

               (d) prepare monthly financial statements of the Trust for the Portfolio Committee and the Trustee through March 31, 1997.

       3. TRANSFER OF ACCOUNTS AND RECORDS. The Investment Manager herewith irrevocably transfers, assigns and delivers to the Trust all of the documents and accounts (including the Lock Box Account) relating to the Trust-Owned Affiliate Assets in its possession, all Books and Records and all of the Investment Manager's files and records pertaining to any such accounts or the Trust-Owned Affiliates Assets, including all data tapes or disks containing information on the Trust-





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Owned Affiliate Assets (together with such conversions and other information as is necessary to make beneficial use of same described), all as listed on
Schedule I hereto (collectively the "Management Accounts and Records"). The Investment Manager hereby represents and warrants to the Trust that:

               (a) the Management Accounts and Records constitute all of the accounts and documents relating to the Trust-Owned Affiliate Assets in its possession, all Books and Records and all of the Investment Manager's files and records pertaining to the Trust-Owned Affiliate Assets, including all data tapes or disks containing information on the Trust-Owned Affiliate Assets (together with such conversions and other information as is necessary to make beneficial use of same), of any character whatsoever, which are held by the Investment Manager or any of his affiliates as of the date hereof;

               (b) the Management Accounts and Records is the property of the Trust and the Trust-Owned Affiliates and is free and clear of any lien, claim or encumbrance; and

               (c) the Investment Manager has not made any written or oral agreement, understanding or arrangement with respect to the disposition of the Management Accounts and Records, or any rights therein, in any manner other than by this Agreement or as contemplated in the Investment Management Agreement and it has all right, power and authority to enter into this Agreement.

       4. TRANSFER OF SERVICING. The Investment Manager shall provide full assistance and cooperation to the Trust in the transfer of the servicing of the remaining Trust-Owned Affiliate Assets to any successor investment manager or to the parties designated by the Portfolio Committee of the Trust as is necessary for such party to obtain useful possession of the foregoing.





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       5.      ASSIGNMENT OF PROPERTY MANAGER CONTRACT.  Investment Manager
hereby represents and warrants that set forth on Schedule II hereto is a list of all contracts and agreements entered into with any Property Manager to manage any REO Property (each a "Property Manager Contract"). Investment Manager hereby assigns its rights and obligations under the Property Manager Contracts to the Trust and represents and warrants that such rights and obligations are fully assignable and that no default exists under any of the Property Manager Contracts.

       6. THIRD PARTY CONTRACTS. Investment Manager hereby represents and warrants that all contracts related to services of third parties relating in any way to the Trust-Owned Affiliate Assets are set forth on Schedule III. Investment Manager hereby assigns its rights and obligations under such contracts and represents and warrants that such rights and obligations are fully assignable and that no default exists under any such contract.

       7. CONSIDERATION FOR TERMINATION. In consideration of the termination of the Investment Management Agreement, the Trust, simultaneously with the execution hereof, has paid to the Investment Manager an amount equal to Six Million Eight Hundred Thousand dollars and No cents ($6,800,000.00) plus interest thereon at the rate of 10% per annum from January 1, 1997, until paid. The Investment Manager hereby represents and warrants to the Trust that such payment, taken together with all prior payments made to the Investment Manager by the Trust, constitutes full and complete consideration for the termination of the Investment Management Agreement and expected payment for all past and future services rendered or to be rendered to the Trust by the Investment Manager or any of its affiliates.

       8. LITIGATION. The Investment Manager agrees to provide full assistance and cooperation to the Trust and its affiliates in pursuing the prosecution of actions and defense of claims which arose during the term of this Agreement, including providing employees, agents and





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representatives of the Investment Manager at depositions, trials and litigation strategy meetings relating to the Trust- Owned Affiliate Assets they previously managed.

       9.      MISCELLANEOUS.

               (a) OTHER RELATIONSHIPS. This Agreement, pursuant to its terms, shall terminate the Investment Management Agreement, but does not affect any other contractual relationships between FCFC and FCLT and its affiliates, including but not limited to the Cigna Indemnity from FCLT to FCFC, and any other specific indemnity given by FCLT to FCFC relating to assets or rights of FCLT or its subsidiaries.

               (b) ASSIGNMENT. This Agreement and the rights and obligations hereunder may not be assigned without the written consent of each of the Trust, the Investment Manager and the Trust-Owned Affiliates, provided however, that each of the Trust and Trust-Owned Affiliates may assign this Agreement or its rights hereunder in whole, but not in part, to any entity with or into which the Trust or Trust-Owned Affiliate, as the case may be, may hereafter merge or consolidate or to which it may transfer all or substantially all of its assets, if such entity shall by operation of law or expressly in writing assume all liabilities of the Trust-Owned Affiliates or the Trust, as the case may be hereunder.


               (c) SEVERABILITY. If any provision of this Agreement, as applied to any party or to any circumstances, shall be adjudged by a court to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the applicability of such provision to any other circumstances.

               (d) MODIFICATION AND TERMINATION. This Agreement may be modified or terminated by mutual written agreement of the Investment Manager and the Trust at any time or from





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time to time, and not otherwise, and no consent of any other person (except the
Investment Manager and the Trust) shall be required for such modification or termination.

               (e) GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Texas without resort to that state's conflict of law rules.

               (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original.

               (g) HEADINGS. The headings and captions appearing in this Agreement are for convenient reference only and shall not be deemed to explain, describe, limit or amplify the provisions hereof.

               (h) DEFINITIONS. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning given thereto in the Investment Management Agreement.

               (i)      NOTICES.   Any notice, request or demand to or upon the
parties hereto must be given in writing. Notices shall be sent certified, postage prepaid, shall be addressed to the party to receive the same as follows or to such other address as may be hereafter designated in writing by the respective parties hereafter designated in writing by the respective parties hereto and shall be deemed given five (5) days after deposited in the United States mail:

To the Investment Manager:

                        FirstCity Financial Corporation
                        P. O. Box 8216
                        Waco, Texas  76714-8216
                        Attention:  James T. Sartain

To the Trust:

                        FirstCity Liquidating Trust
                        c/o Fleet National Bank, as Trustee
                        777 Main Street
                        Hartford, Connecticut  06115
                        Attention: Corporate Trust Administration (FirstCity Liquidating Trust)





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                        and a copy to:

                        FirstCity Liquidating Trust
                        1021 Main Street, Suite 250
                        Houston, Texas  77002
                        Attention:  Robert W. Brown

                        with a copy to:

                        Akin, Gump, Strauss, Hauer & Feld
                        1700 Pacific Avenue, Suite 4100
                        Dallas, Texas  75201-4618
                        Attention:        G. Michael Curran, P.C.

To the Portfolio Committee:

                        Rick R. Hagelstein
                        6400 Imperial Drive
                        Waco, Texas  76712

                        Robert W. Brown
                        1021 Main Street, Suite 250
                        Houston, Texas  77002

                        David Palmer
                        2817 Sancho Panza
                        Punta Gorda, Florida  33950

                        Richard E. Bean
                        5643 Lynbrook
                        Houston, Texas  77056

To FCLT REO One, L.P.:

                        FCLT REO One Asset group., General Partner
                        1021 Main Street, Suite 250
                        Houston, Texas  77002
                        Attention:       Robert W. Brown, President

To FCLT REO Two, L.P.

                        FCLT REO Two Asset Corp., General Partner
                        1021 Main Street, Suite 250
                        Houston, Texas  77002
                        Attention:       Robert W. Brown, President





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To FCLT Loans, L.P.:

                        FCLT Loans Asset Corp., General Partner
                        1021 Main Street, Suite 250
                        Houston, Texas  77002
                        Attention:       Robert W. Brown, President

Such addresses may be changed by written notice.


       IN WITNESS WHEREOF, the Investment Manager and the Trust, have executed this Agreement this ____ day of __________________, 1997, but effective as of December 31, 1996.


                                        FIRSTCITY FINANCIAL CORPORATION


                                        By:
                                           ----------------------------
                                        Name: Rick R. Hagelstein
                                        Title:  Executive Vice President



                                        FIRSTCITY LIQUIDATING TRUST

                                        By:      FLEET NATIONAL BANK, as
                                                 Trustee


                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------



                                        FCLT REO ONE, L.P.

                                        By:      FCLT REO One Asset Corp.,
                                                 General Partner


                                        By:
                                           ----------------------------
                                        Name: Robert W. Brown
                                             --------------------------
                                        Title: President
                                              -------------------------



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                                        FCLT REO TWO, L.P.

                                        By:      FCLT REO Two Asset Corp.,
                                                 General Partner


                                        By:
                                           ----------------------------
                                        Name:  Robert W. Brown
                                             --------------------------
                                        Title:  President
                                              -------------------------


                                        FCLT LOANS, L.P.

                                        By:      FCLT Loans Asset Corp.,
                                                 General Partner


                                        By:
                                           ----------------------------
                                        Name:  Robert W. Brown
                                             --------------------------
                                        Title:  President
                                              -------------------------




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                                   SCHEDULE I

                        MANAGEMENT ACCOUNTS AND RECORDS





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                                  SCHEDULE II

                           PROPERTY MANAGER CONTRACTS





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                                  SCHEDULE III

                             THIRD PARTY CONTRACTS





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